UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 8, 2013

CAPITAL BANK FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35655	27-1454759
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Alhambra Plaza, Suite 1601

Coral Gables, Florida 33134

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (305) 670-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Capital Bank Financial Corp. (The “Company”) is furnishing as Exhibit 99.1 to this Current Report on Form 8-K presentation materials anticipated to be used in meetings with investors on November 12, 2013. These supplemental presentation materials and a link to the webcast will also be available on the Company’s website at www.capitalbank-us.com.

The information contained in this Item 7.01 and Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities under that Section. Furthermore, this information shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933.

Item 8.01.	Other Events.

The Company is revising its historical financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2012 (“2012 Form 10-K”) to reflect the adjustments made in the quarter ended September 30, 2013 to the estimated fair values of assets acquired and liabilities assumed in the acquisition of Southern Community Financial Corporation (“SCMF”), which was acquired by the Company on October 1, 2012.

As reported in the 2012 Form 10-K, the estimated fair values of assets acquired and liabilities assumed in the acquisition of SCMF were preliminary as of December 31, 2012. During the quarter ended September 30, 2013, the Company concluded that the underlying asset quality in the SCMF loan portfolio should lead to better credit performance than originally anticipated in our preliminary estimates of fair value. Completion of portfolio due diligence of credit attributes of certain acquired loans, including assessment of the predecessor institution’s underwriting approach and practices, quality of risk ratings, and borrower credit scores, ultimately resulted in the necessity to revise the original estimate of fair value during the third quarter of 2013. As required by the acquisition method of accounting, the Company retrospectively adjusted the acquisition date balance sheet and the results of operations of the fourth quarter and year ended December 31, 2012 to reflect the following: (1) an increase in the estimated fair value of the loan portfolio; (2) an increase in the associated contingent value right liability; (3) a decrease in the deferred tax asset related to the increased value of loans; (4) a decrease in goodwill caused by the net effect of these adjustments. For additional information regarding the effects of the changes, see Note 2. Business Combinations and Acquisitions to the consolidated financial statements of the Company included as Exhibit 99.2 to this Current Report on Form 8-K.

This Current Report on Form 8-K retrospectively updates the following item in the 2012 Form 10-K to reflect the matters described above:

•	Part II, Item 8. Financial Statements and Supplementary Data.

The above item, as updated retrospectively, is included in Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

All other information provided in the 2012 Form 10-K remains unchanged and this Form 8-K does not modify or update the disclosures in the 2012 Form 10-K in any way other than the inclusion of the additional and updated financial information described above. This Current Report on Form 8-K should be read in conjunction with the 2012 Form 10-K and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2013, as well as the Company’s other filings with the Securities and Exchange Commission filed since the 2012 Form 10-K.

Information in this Current Report on Form 8-K contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements include our statements regarding the future credit performance of the SCMF loan portfolio. Accordingly, these statements are only predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them. Our actual results could differ materially from those anticipated in such forward-looking statements as a result of several factors more fully described under the caption “Risk Factors” in the annual report on 2012 Form 10-K and other periodic reports filed by us with the Securities and Exchange Commission. There are important factors that could cause our actual results to differ materially from the results expressed or implied by the forward looking statements including, but not limited to: (1) the assumptions and judgments required by the acquisition method of accounting; and (2) risks related to loan underwriting and economic and industry conditions. All forward-looking statements are necessarily only estimates of future results and actual results may differ materially from expectations. Further, any forward-looking statement speaks only as of the date on which it is made and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP.

Exhibit 23.2	Consent of Crowe Horwath LLP.

Exhibit 99.1	Presentation dated November 12, 2013.

Exhibit 99.2	Capital Bank Financial Corp.’s Annual Report on Form 10-K for the year ended December 31, 2012, updated within Part II, Item 8. Financial Statements and Supplementary Data.

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema Document

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

*	Users of this data are advised that pursuant to Rule 406T of Regulation S-T, the interactive data files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL BANK FINANCIAL CORP. (Registrant)

Date: November 8, 2013	By:	/s/ Christopher G. Marshall
Christopher G. Marshall
Chief Financial Officer

Exhibit Index

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP.

Exhibit 23.2	Consent of Crowe Horwath LLP.

Exhibit 99.1	Presentation dated November 12, 2013.

Exhibit 99.2	Capital Bank Financial Corp.’s Annual Report on Form 10-K for the year ended December 31, 2012, updated within Part II, Item 8. Financial Statements and Supplementary Data.

101.INS*	XBRL Instance Document

101.SCH*	XBRL Taxonomy Extension Schema Document

101.CAL*	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF*	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB*	XBRL Taxonomy Extension Label Linkbase Document

101.PRE*	XBRL Taxonomy Extension Presentation Linkbase Document

*	Users of this data are advised that pursuant to Rule 406T of Regulation S-T, the interactive data files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections.